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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 17, 2004

AMERICAN HOME MORTGAGE SECURITIES LLC (as depositor under an Indenture dated as of December 21, 2004, providing for, inter alia, the issuance of Mortgage-Backed Notes, Series 2004-4)


                      American Home Mortgage Securities LLC
             (Exact name of registrant as specified in its charter)



        DELAWARE                     333-118302                  20-0103914
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
of Formation)                       File Number)             Identification No.)

520 Broadhollow Road
Melville, New York                                                 11747
------------------                                                 -----
(Address of Principal                                            (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (516) 396-7700

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

Item 2.01.        Acquisition or Disposition of Assets.
                  ------------------------------------

                  For a description of the Notes and the Mortgage Pool, refer to the Indenture.

Item 8.01.        Other Events.

         On or about December 21, 2004, the Registrant will cause the issuance and sale of approximately $3,510,634,000 initial principal amount of Mortgage-Backed Notes, Series 2004-4 (collectively, the "Notes") pursuant to an Indenture, dated as of December 21, 2004, between American Home Mortgage Trust 2004-4, as Issuer and The Bank of New York, as Indenture Trustee.

         In connection with the sale of the Notes by Lehman Brothers Inc. (the "Underwriter"), the Registrant has been advised that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Class VII-A Notes following the effective date of Registration Statement 333-112273, which Computational Materials are being filed as exhibits to this report.

         The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Notes and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Notes (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Notes might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Notes.

Item 9.01.        Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:



                     ITEM 601(a) OF
                     REGULATION S-K
    EXHIBIT NO.      EXHIBIT NO.              DESCRIPTION
    -----------      -----------              -----------
         1                99                  Computational Materials --
                                              Computational Materials (as
                                              defined in Item 8.01) that have
                                              been provided by the Underwriters
                                              to certain prospective purchasers
                                              of American Home Mortgage
                                              Investment Trust 2004-4,
                                              Mortgage-Backed Notes, Series
                                              2004-4 (filed in paper pursuant to
                                              the automatic SEC exemption
                                              pursuant to Release 33-7427,
                                              August 7, 1997)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              AMERICAN HOME MORTGAGE SECURITIES
                                              LLC

                                              By: /s/ Alan Horn
                                                 ------------------------------
                                              Name:   Alan Horn
                                              Title:  Executive Vice President

Dated: December 21, 2004

                                  EXHIBIT INDEX



                              Item 601(a) of                Sequentially
Exhibit                       Regulation S-K                Numbered
Number                        Exhibit No.                   Description                        Page
------                        -----------                   -----------                        ----
1                             99                            Computational Materials            Filed Manually